UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 14, 2003

                              ENHANCE BIOTECH, INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-31653
                            (Commission File Number)

                                   95-4766094
                        (IRS Employer Identification No.)

        35th Floor, 1285 Avenue of the Americas, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

                                 (212) 561-1716
              (Registrant's telephone number, including area code)

This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  ENHANCE LIFE SCIENCES, INC. FINANCIAL STATEMENTS
          ------------------------------------------------

          Incorporated by reference in filing on Form 10-KSB on June 23, 2003 (under European Technology Enterprises, Inc.)

     (b)  PRO FORMA FINANCIAL INFORMATION
          -------------------------------

          Unaudited Pro Forma Condensed  Consolidated  Balance Sheet as of April
             30, 2003
          Unaudited Pro Forma  Condensed  Consolidated  Statements of Operations
             for the Eleven Months Ended April 30, 2003
          Unaudited Pro Forma  Condensed  Consolidated  Statements of Operations
             for the Year Ended May 31, 2002
          Notes  to  Unaudited  Pro  Forma  Condensed   Consolidated   Financial
             Statements


     (c)  EXHIBITS
          --------

          23.1 Consent of F E Hanson Ltd., Independent Auditor




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENHANCE BIOTECH, INC.






Date: July 14, 2003                       By: /s/ Christopher Every
                                              ------------------------------
                                              Name:  Christopher Every
                                              Title: Chief Executive Officer


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


                              ENHANCE BIOTECH, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF APRIL 30, 2003
                                    UNAUDITED


                                               EBI       ADJUSTMENTS   CONSOLIDATED
                                           ----------------------------------------
ASSETS

Current Assets
    Cash and Equivalents ...............   $    226      $        3     $      229

Other Assets ...........................                  1,349,724      1,349,724
                                           ---------------------------------------

TOTAL ASSETS ...........................   $    226      $1,349,727     $1,349,953
                                           =======================================


LIABILITIES AND STOCKHOLDER'S
EQUITY

Total Current Liabilities ..............   $  9,050       1,335,211     $1,344,261

Stockholder's Equity
    Common Stock .......................      1,613          14,516         16,129
    Additional Paid-in-Capital .........     72,217                         72,217
    Retained Earnings (Deficit) ........    (82,654)                       (82,654)
                                           --------------------------------------

    Total Stockholder's Equity (Deficit)     (8,824)                         5,692
                                           --------------------------------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY ...................   $    226      $1,349,727     $1,349,953
                                           ======================================


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


                              ENHANCE BIOTECH, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE ELEVEN MONTHS ENDED APRIL 30, 2003
                                    UNAUDITED


                                                  STATEMENTS OF
                                                    OPERATIONS               PRO FORMA
                                             -----------------------  ------------------------
                                                 EBI         ELSI       ADJUST     CONSOLIDATED
                                             -----------------------  ------------------------

Revenues .................................   $  357,034                            $   357,034
Cost of sales ............................      145,740                                145,740
                                             -----------------------               -----------
              Gross profit ...............      211,294                                211,294

Operating expenses:
       Selling, general and administrative      287,054   $  488,820                   775,874
       Research and development ..........       12,524      140,000                   152,524
                                             -----------------------               -----------
              Total operating expenses ...      299,578      628,820                   928,398

Other income (expense), net ..............      (22,641)                               (22,641)
                                             -----------------------               -----------
Loss from operations before taxes ........     (110,925)    (628,820)                 (739,745)

Income tax expense .......................          897                                    897
                                             -----------------------               -----------

Net loss .................................   $ (111,822)  $ (628,820)              $  (740,642)
                                             =======================               ===========


Weighted average shares outstanding
       Basic and diluted .................    1,612,900               14,516,000    16,128,900


Basic and diluted loss per share

   Net loss ..............................   $    (0.07)                           $     (0.05)
                                             ==========                            ===========


                              ENHANCE BIOTECH, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2002
                                    UNAUDITED


                                                  STATEMENTS OF
                                                    OPERATIONS               PRO FORMA
                                             -----------------------  ------------------------
                                                 EBI         ELSI       ADJUST     CONSOLIDATED
                                             -----------------------  ------------------------

Revenues .................................   $  382,393                            $   382,393
Cost of sales ............................      196,393                                196,393
                                             -----------------------               -----------
              Gross profit ...............      186,000                                186,000

Operating expenses:
       Selling, general and administrative      292,128   $   41,033                   333,161
       Research and development ..........        9,877                                  9,877
                                             -----------------------               -----------
              Total operating expenses ...      302,005       41,033                   343,038

Other income (expense), net ..............      (22,931)                               (22,931)
                                             -----------------------               -----------
Loss from continuing operations
       before taxes ......................     (138,936)     (41,033)                 (179,969)

Income tax expense .......................          800                                    800
                                             -----------------------               -----------

Net loss .................................   $ (139,736)  $  (41,033)              $  (180,769)
                                             =======================               ===========


Weighted average shares outstanding
       Basic and diluted .................    1,316,879               14,516,000    15,832,879


Basic and diluted loss per share

   Net loss ..............................   $    (0.11)                           $     (0.01)
                                             ==========                            ===========



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


                             ENHANCE BIOTECH, INC.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


     The unaudited pro forma condensed consolidated statement of operations for the twelve months ended May 31, 2002 gives effect to the consolidated results of operations as if the merger occurred at June 1, 2001. The unaudited pro forma condensed consolidated statement of operations for the eleven months ended April 30, 2003 gives effect to the consolidated results of operations as if the merger occurred at June 1, 2002. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at June 1, 2001 and 2002, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at April 30, 2003 as if the merger occurred at April 30, 2003. Such consolidated financial position is not necessarily indicative of the Company as it may be in the future, or as it might have been had these events been effective at April 30, 2003. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of Enhance Biotech, Inc. (formerly Becor Communications, Inc.) and Enhance Life Sciences, Inc. ("ELSI") and the related notes thereto.



PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT APRIL 30, 2003:

          Reflects preliminary purchase price allocation for the ESLI merger consisting of cash, intangible assets and liabilities in exchange for 14,516,000 shares of the Company's common stock.

NOTE: The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed consolidated financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to goodwill should not materially differ from the final determination.


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


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                    DESCRIPTION OF DOCUMENT
-------      ------------------------------------------------
23.1*        Consent of F E Hanson, Ltd., Independent Auditor




* To be filed by amendment.


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